SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported): July 8, 1999
                          e.spire Communications, Inc.
             (Exact name of registrant as specified in its charter)


State of Delaware                   0-25314                  52-1947746
(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation or organization)      File No.)                Identification No.)

133 National Business Parkway, Suite 200
Annapolis Junction, Maryland                                  20701
(Address of Principal Executive                               (Zip Code)
Offices)

(301) 361-4200
(Registrant's telephone number,
including area code)

Item 5. Other Events

e.spire Communications, Inc. ("e.spire"), has authorized Goldman Sachs Credit Partners L.P., as Syndication Agent, to seek to arrange $200 million of 6.5-7.0 year Senior Secured Credit Facilities consisting of $125 million secured pro rata facilities unfunded at closing and a $75 million secured term loan facility funded at closing. The Bank of New York will serve as Administrative Agent, First Union National Bank will serve as Documentation Agent, and Newcourt Capital, e.spire's principal existing secured lender, will serve as Collateral Agent. e.spire expects the facilities to close in August 1999.





                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       By         e.spire Communications, Inc.



Date: July 8, 1999                    /s/ Riley M. Murphy
                                       ----------------------------
                                       Riley M. Murphy, Executive Vice President
                                         Legal and Regulatory Affairs
                                         and Secretary